UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II
VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY
OPPORTUNITIES FUND
VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II
VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To be held on September 27, 2022
Notice is hereby given to the shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), that a Joint Special Meeting of Shareholders of the Funds (the “Meeting”) will be held on September 27, 2022 at 3:30 p.m. Eastern Time. Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting the Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 20, 2022, and provide your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting. The Meeting is being held for the following purposes:
1.
To be voted on by Shareholders of each Fund, voting separately by each such Fund: To approve a new subadvisory agreement by and among each Fund, Virtus Investment Advisers, Inc. and Voya Investment Management Co. LLC;

2.
To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof, by the AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ shareholders.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1 LISTED ABOVE.

With respect to each of NCV and NCZ, approval by such Fund of the proposed subadvisory agreement pursuant to Proposal 1 is contingent on the approval of the new subadvisory agreement by the other Fund, in the sense that if the new subadvisory agreement of NCV is approved but the new subadvisory agreement of NCZ is not, or vice versa, the Board reserves the right to decline to proceed with either such agreement. The approval of Proposal 1 for all other Funds is not contingent, and any such approval will be effective for AIO, CBH, ACV, NIE and/or NFJ regardless of whether the Proposal is approved by any other Fund.
The Board has fixed the close of business on August 1, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Meeting.
By order of the Board,
Jennifer S. Fromm
Secretary
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Convertible & Income 2024 Target Term Fund
Virtus Diversified Income & Convertible Fund
Virtus Equity & Convertible Income Fund
Virtus Dividend, Interest & Premium Strategy Fund
August 4, 2022

IMPORTANT:

Shareholders are cordially invited to attend the Meeting (telephonically). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Meeting (telephonically). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (telephonically) if you attend the Meeting and elect to vote in person (telephonically).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

Instruction/Q&A Section
Q:
Why did you send me this booklet?

A:
This booklet was sent to you because you own shares, either directly or beneficially, of AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ (each, a “Fund”) as of August 1, 2022, which is the record date for determining the shareholders of the Fund entitled to notice of and to vote at the special meeting of shareholders of the Fund and any postponements or adjournments thereof (the “Meeting”). The Board of Trustees of the Fund (the “Board”) urges you to review the information contained in this booklet before voting on the proposal that will be presented for your Fund at the Meeting (the “Proposal”).

Q:
Why is the Meeting being held?

A:
As previously disclosed, on May 17, 2022, Allianz Global Investors U.S. LLC (“AllianzGI US”) settled certain government charges about matters unrelated to the Funds with the U.S. Securities and Exchange Commission and Department of Justice. As a result of the settlement, AllianzGI US will not be permitted to manage the Funds starting September 17, 2022. On June 13, 2022, AllianzGI US announced that it had entered into an agreement with Voya Financial, Inc. to transfer the investment teams who currently manage the Funds to Voya Investment Management Co. LLC (“Voya”) on or before July 25, 2022, after which AllianzGI US would not be able to continue managing the Funds. As discussed in further detail in the Proxy Statement, after considering the available options and conducting appropriate due diligence, upon the recommendation of the Funds’ investment adviser, the Board approved (1) engaging Voya as each Fund’s subadviser so that the Funds would continue to be managed by the same investment teams once they moved to Voya and (2) submitting to shareholders of each Fund the Proposal to approve a subadvisory agreement with Voya.

Q:
How does the Board recommend I vote?

A:
The Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Fund, unanimously recommends that shareholders vote FOR the Proposal for each Fund. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q:
How will the new subadvisory agreement for my Fund affect me?

A:
The same investment teams who managed your Fund as representatives of AllianzGI US will continue to manage your Fund as representatives of

Voya. Currently this is true under an interim subadvisory agreement with Voya that was effective July 25, 2022 (the “Interim Subadvisory Agreement”) that has a term of no longer than 150 days in accordance with a limitation under the 1940 Act. Approval of the new subadvisory agreement will permit Voya to receive the subadvisory fees under the Interim Subadvisory Agreement that have been escrowed pending approval of a subadvisory agreement for your Fund by its shareholders and will permit execution of a subadvisory agreement under substantially the same terms with a longer term, in each case, as further detailed in the Proxy Statement.
The investment strategies and risks, and the fees and expenses, of your Fund will not change as a result of the new subadvisory agreement, and Virtus Investment Advisers, Inc. will remain the investment adviser to your Fund.
Q:
Who will pay the expenses associated with the Meeting?

A:
Under the terms of its settlement with the SEC, AllianzGI US will bear all expenses associated with a transition of the Funds necessitated by the settlement, including the costs of this proxy and the shareholder meeting described herein.

Q:
How can I attend the Meeting?

A:
The Meeting will be a completely telephonic meeting of shareholders, which will be conducted exclusively by telephone conference call. You are entitled to participate in the Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

To participate in the Meeting, you must email meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 20, 2022, and provide your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The telephonic meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.

Q:
How do I register to attend the Meeting virtually on the Internet?

A:
If you are a registered shareholder, you do not need to register to attend the Meeting by telephone conference call. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting telephonically.

To register to attend the Meeting by telephone conference call you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to meetinginfo@dicostapartners.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Eastern Time on September 20, 2022.
You will receive a confirmation of your registration by email after we receive your legal proxy.
Requests for registration should be directed to us by emailing an image of your legal proxy, to meetinginfo@dicostapartners.com.

Q:
What if I have trouble accessing the Meeting by telephone?

A:
Participants should ensure that they have a strong telephone connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. This proxy statement and additional materials may be found at www.eproxyaccess.com/VirtusCEFs2022. For further assistance you may call (833) 288-9331.

PROXY STATEMENT
FOR
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
SEPTEMBER 27, 2022

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”, or the “Trustees”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Special Meeting of Shareholders of the Funds (the “Meeting”) on September 27, 2022 at 3:30 p.m. Eastern Time. Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting the Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 20, 2022, and provide your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Special Meeting of Shareholders (“Notice of Meeting”). This Proxy Statement, the Notice of Special Meeting, and the proxy card are first being mailed to shareholders on or about August 10, 2022.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1	To be voted on by Shareholders of each Fund, voting separately by each such Fund: the approval of new subadvisory agreements by and among each Fund, Virtus Investment Advisers, Inc. and Voya Investment Management.	AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ shareholders
2	Transact such additional business as properly comes before the Meeting	AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ shareholders
The Meeting is scheduled as a joint meeting of the respective shareholders of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV, NCZ and

ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”), because all seven Funds are in the same family of funds and the shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on each of the proposals relating to their respective Fund and, except with respect to NCV and NCZ, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation by any other Fund of such proposal if the shareholders of the other Fund approve the proposal. If the Shareholders of NCV do not vote to approve the Proposal 1 above, the Board may determine not to enter into the subadvisory agreement for NCZ notwithstanding the approval of Proposal 1 related to NCZ and vice versa. Neither new subadvisory agreement for NCV or NCZ is expected to proceed without approval of the other. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of common stock (the “Common Shares”) and preferred stock (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of beneficial interest will be voted “FOR” Proposal 1. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (telephonically), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668 or One Financial Plaza, Hartford, CT 06103). However, telephonic attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (telephonically) the Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Meeting by conference call, vote your shares and submit your questions by emailing meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 20, 2022, and providing your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting telephonically. To register to attend the Meeting telephonically you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to meetinginfo@dicostapartners.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Eastern Time on September 20, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to meetinginfo@dicostapartners.com.
The telephonic meeting will begin promptly at 3:30 p.m. Eastern Time on September 27, 2022. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on August 1, 2022 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name.
At the Meeting, the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of auction rate preferred shares (“Auction Rate Preferred Shares”) with liquidation preference of $25,000 per share and cumulative preferred shares (“Cumulative Preferred Shares”) with liquidation preference of $25.00 per share and ACV had outstanding mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $30,000 per share.
The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.
	Outstanding Common Shares	Outstanding Preferred Shares
AIO	34,340,972	N/A
NCV	90,373,569	4,008,931(1)
NCZ	76,115,749	4,366,501(2)
CBH	18,263,597	N/A
ACV	10,362,954	1,200,000(3)
NIE	27,708,965	N/A
NFJ	94,801,581	N/A

(1)
Includes 8,931 Auction Rate Preferred Shares and 4,000,000 Cumulative Preferred Shares.

(2)
Includes 6,501 Auction Rate Preferred Shares and 4,360,000 Cumulative Preferred Shares.

(3)
Includes 1,200,000 MRPS

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON
SEPTEMBER 27, 2022:
The Proxy Statement for the Meeting is also available at www.eproxyaccess.com/VirtusCEFs2022. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended January 31, 2022, to any Fund shareholder upon request. To request a copy, please call (833) 288-9331 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668 or One Financial Plaza, Hartford, CT 06103.
1. APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENTS
Background
On May 17, 2022, Allianz Global Investors U.S. LLC (“AllianzGI US”) settled certain government charges with respect to matters unrelated to the Funds with the U.S. Securities and Exchange Commission (the “SEC”) and Department of Justice. As a result of the settlement, AllianzGI US will not be permitted to serve as investment adviser or subadviser to U.S. registered open-end and closed-end funds going forward, including the Funds. The SEC granted AllianzGI US a waiver at the time of its settlement order pursuant to which it may continue to subadvise registered closed-end funds, including the Funds, for up to a four-month period that ends on September 17, 2022. Concurrently with the announcement of the settlement, AllianzGI US announced its intention to enter into an agreement with Voya Financial, Inc. to transfer the investment teams who currently manage the Funds and assets comprising most of AllianzGI US’ United States business to Voya Investment Management Co. LLC (“Voya”) (the “Liftout”). This agreement was subsequently executed and completion of the Liftout occurred on July 25, 2022. AllianzGI US is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European-based multinational insurance and financial services holding company. In connection with the Liftout, Voya Investment Management LLC, Voya’s direct parent company, has gone from being a wholly-owned subsidiary of Voya Holdings, Inc. which in turn is a wholly-owned subsidiary of Voya Financial, Inc., to being a wholly-owned subsidiary of a holding company which is ultimately owned by both Allianz SE and by Voya Financial, Inc., with Voya Financial, Inc. having a majority ownership of such entity. In addition, AllianzGI US has agreed to transfer available credits payable to brokerage firms in exchange for certain services (“soft-dollar credits”) related to the Funds to Voya upon completion of the Liftout. Such soft-dollar credits will be available to Voya in support of the management of the Funds and other funds previously subadvised by AllianzGI US and subadvised by Voya after the Liftout is complete. Under the terms of its settlement with the SEC, AllianzGI US will bear all expenses associated with a transition of the Funds necessitated by the settlement, including the costs of this proxy and the shareholder meeting described herein.
Upon effectiveness of the Liftout, the subadvisory agreement with AllianzGI US terminated and each Fund entered into an interim subadvisory agreement with Voya (each, an “Interim Subadvisory Agreement”) which will continue in force for a period of up to 150 days. The fees payable under each Fund’s Interim Subadvisory Agreement are paid to an interest bearing escrow account, which will be released only if the respective shareholders of each Fund vote in favor of the Proposal. The terms and conditions of each Interim Subadvisory Agreement are otherwise substantially the same as the preexisting agreements with AllianzGI US. The same personnel from AllianzGI US who managed the portfolios of the Funds prior to the implementation of the Interim Subadvisory Agreements will continue to provide the same services to the Funds in their capacities as employees of Voya under of the Interim Subadvisory Agreements.
Under the Proposal, if approved by shareholders, a new subadvisory agreement between Virtus Investment Advisers, Inc. (“Virtus”) and Voya would be implemented for each Fund (each, a “Proposed Subadvisory Agreement”) in replacement of the Fund’s Interim Subadvisory Agreement described above. The terms of the Proposed Subadvisory Agreements are summarized below. If a Fund’s Proposed Subadvisory Agreement is approved by shareholders and takes effect, the Fund would receive essentially the same investment management services that it received through AllianzGI US as subadviser and from the same personnel, except that the Fund’s current portfolio managers and other investment personnel would provide such services in their capacities as employees of Voya as subadviser. Virtus and its affiliates will continue to provide the same investment oversight, administrative and other services to each Fund as they have to date in their continuing capacities as investment adviser and administrator, except through oversight of Voya as subadviser in place of AllianzGI US. There will be no changes to a Fund’s current investment advisory or subadvisory fee rates and each Fund’s total expenses are expected to be the approximately the same with Voya as subadviser under the Proposed Subadvisory Agreement as they would have been if the arrangements with AllianzGI US as subadviser had remained in place. As described below, certain operations, compliance, trading, risk management and other functions previously provided by AllianzGI US as subadviser would transition to Voya going forward, but the transition is not expected to result in any diminution in the level or quality of services provided to any of the Funds.

Description of the Subadvisory Agreement with AllianzGI US
Until the effectiveness of the Liftout, AllianzGI US served as the subadviser for each Fund pursuant to the applicable subadvisory agreement between Virtus and AllianzGI US for each Fund (the “AllianzGI Subadvisory Agreement”). The Board of each of NCV, NCZ, NIE, ACV, CBH, NFJ and AIO including a majority of the Independent Trustees, most recently approved the AllianzGI Subadvisory Agreement, as applicable, on August 31, 2020. The AllianzGI Subadvisory Agreement was last submitted to the Shareholders of NCZ and CBH for approval at the meetings that concluded on November 24, 2020, the Shareholders of NCV, ACV, NIE and NFJ on December 23, 2020 and the Shareholders of AIO on February 25, 2021. As noted above, the Interim Subadvisory Agreements are substantially the same as the AllianzGI Subadvisory Agreements, except for the term of each such agreement and the payment of fees into escrow. The below description therefore applies to the Interim Subadvisory Agreements except with respect to those two points.
Services.   Under the AllianzGI Subadvisory Agreements AllianzGI US was obligated, subject always to the direction and oversight of the Boards of Trustees and Virtus, to furnish continuously an investment program for the Funds’ portfolios.
In providing management services to the Funds, AllianzGI US was subject to the investment objectives, policies and restrictions of the Funds and as set forth in each Fund’s registration statement to the extent in effect and as amended or supplemented by disclosure contained in each Fund’s shareholder reports (the “Fund Disclosure”), as may be periodically amended and provided to AllianzGI US by Virtus, and to the investment restrictions set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, to the supervision and control of the Board, and to instructions from Virtus. AllianzGI US would not, without a Fund’s prior written approval, effect any transactions that would cause such Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Virtus provided AllianzGI US with such assistance as may have been reasonably requested to facilitate AllianzGI US’ services under the AllianzGI Subadvisory Agreements, including, without limitation, providing information concerning the Funds, contact information for parties to provide information about funds available or to become available for investment, and information generally as to the conditions of the Funds’ affairs.
Fees.   Under the AllianzGI Subadvisory Agreements, Virtus paid a subadvisory fee to AllianzGI US at the rate of 50% of the net advisory fee paid by the applicable Fund to Virtus. For this purpose, the “net advisory fee” is the advisory fee paid to Virtus, based on the Fund’s average daily managed assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which did not include reimbursement of Virtus for any expenses or recapture of prior waivers. Thus, the amount of any recoupment or recapture of prior waivers had the effect of being shared equally between Virtus and AllianzGI US. The fees were prorated for any month during which the applicable AllianzGI Subadvisory Agreement was in effect for only a portion of the month. In computing the fee to be paid to AllianzGI US, the managed assets of the applicable Fund were calculated as set forth in the Fund Disclosure of that Fund.
Term/Termination/Amendment.   The AllianzGI Subadvisory Agreements took full force and effect as to the applicable Fund for an initial two-year period in accordance with the 1940 Act in February 2021. The AllianzGI Subadvisory Agreement, when in effect, was terminable with respect to a Fund at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’ written notice to the Fund, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by a vote of the Trustees. Additionally, when in effect, the AllianzGI Subadvisory Agreements were also terminable by Virtus or the Board immediately in various other customary circumstances. The AllianzGI Subadvisory Agreements provided that they would terminate automatically upon termination of the current investment advisory agreement in place between Virtus and each Fund (the “Investment Advisory Agreement”) and in the event of their assignment (as defined in the 1940 Act). The AllianzGI Subadvisory Agreements provided that they could be amended upon the agreement in writing of the applicable Fund, AllianzGI US and Virtus.
Pursuant to the resolution of certain government charges against AllianzGI US noted above, AllianzGI US is not permitted to serve as adviser or subadviser to U.S. registered open-end and closed-end funds going forward, including the Funds. The AllianzGI Subadvisory Agreements terminated upon the effectiveness of the Liftout and effectiveness of the Interim Subadvisory Agreements with Voya described above.
Liability. The AllianzGI Subadvisory Agreements provided that AllianzGI US would not have been liable to either the applicable Fund or Virtus for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misconduct, bad faith, gross negligence or reckless disregard in the performance of AllianzGI US’ duties under the AllianzGI Subadvisory Agreements. Additionally, the AllianzGI Subadvisory Agreements did not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of each Fund. However, AllianzGI US was responsible for, and indemnified and held the Fund and Virtus and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or Virtus within the meaning of Section 15 of the Securities Act of 1933, as amended, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund and/or AllianzGI), as the same may be amended from time to time, caused by the negligent action or negligent omission of AllianzGI US or its agent.
Description of the Proposed New Subadvisory Agreement with Voya
For each Fund, the Proposed Subadvisory Agreement between Virtus and Voya is substantially the same as the Fund’s preexisting Subadvisory Agreement with AllianzGI US with respect to the key terms summarized below.
Services.   Under the Proposed Subadvisory Agreement, a form of which is attached to this Proxy Statement as Appendix A, Voya would be obligated, subject always to the direction and oversight of the Boards of Trustees and Virtus, to furnish continuously an investment program for a Fund’s portfolios.
In providing management services to a Fund Voya shall be subject to the investment objectives, policies and restrictions of the Funds as set forth in the Fund’s registration statement to the extent in effect and as supplemented by disclosure contained in each Fund’s shareholder reports (the “Fund Disclosure”), as may be periodically amended and provided to Voya by Virtus, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from Virtus. Voya shall not, without a Fund’s prior written approval, effect any transactions that would cause such Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Virtus would agree to provide Voya with such assistance as may be reasonably requested by Voya to facilitate its services under the Proposed Subadvisory Agreement, including, without limitation, providing information concerning the Fund, contact information for parties to provide information about assets available or to become available for investment, and information generally as to the conditions of the Fund’s affairs.
Fees.   The proposed fee arrangements under the Proposed Subadvisory Agreement with Voya are identical to those previously in place with AllianzGI US under the AllianzGI Subadvisory Agreement. In this regard, the total advisory fee that a Fund pays to Virtus under the Investment Advisory Agreement will not change if the Proposed Subadvisory Agreement takes effect. Under a Fund’s Proposed Subadvisory Agreement, Virtus will pay a subadvisory fee to Voya at the rate of 50% of the net advisory fee paid by the Fund to Virtus. For this purpose, the “net advisory fee” is the advisory fee paid to Virtus, based on the Fund’s average daily managed assets, after accounting for any applicable fee waiver and/or expense limitation agreement, which does not include reimbursement of Virtus for any expenses or recapture of prior waivers. Thus, the amount of any recoupment or recapture of prior waivers would have the effect of being shared equally between Virtus and Voya. Virtus believes the subadvisory fee to be charged by Voya for each Fund is reasonable in light of the subadvisory services to be provided to the Fund. The fees shall be prorated for any month during which the applicable Proposed Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to Voya, the managed assets of the applicable Fund shall be calculated as set forth in the Fund Disclosure of that Fund.
Effective Date.   If the Proposed Subadvisory Agreement is approved by Shareholders of a Fund, that Proposed Subadvisory Agreement will take effect as soon as reasonably practicable after the approval (except that the approvals by NCV and NCZ are contingent on one another). The actual effective date of the Proposed Subadvisory Agreements will be at a date and time mutually agreeable to each Fund, Virtus and Voya.
Term, Termination and Amendment Standard.   The Proposed Subadvisory Agreement, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial period through December 31, 2023 and shall continue thereafter on an annual basis with respect to each Fund, provided that such continuance is specifically approved at least annually (i) by a vote of the Board of the Fund or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) or of any person party to the Proposed Subadvisory Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval. The Proposed Subadvisory Agreement can also be terminated at any time on 60 days’ written notice to Virtus, or by Virtus on 60 days’ written notice to the Fund, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of the Trustees of the Fund. Additionally, the Proposed Subadvisory Agreement may be terminated by Virtus or the Board immediately (i) upon the material breach by Virtus or Voya of the Proposed Subadvisory Agreement or (ii) at the terminating party’s discretion, if the Subadviser or Adviser or any officer, director or key portfolio manager of Voya is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. The Proposed Subadvisory Agreement will terminate automatically upon termination of the Investment Advisory Agreement and in the event of their assignment (as defined in the 1940 Act). The Proposed Subadvisory Agreement may be amended upon the agreement in writing of the applicable Fund, Voya and Virtus.
Liability.   The Proposed Subadvisory Agreement provides that Voya shall not be liable to either the applicable Fund or Virtus for any error of judgment or mistake of law or for any loss suffered, except for losses resulting by reason of willful misconduct, bad faith, gross negligence or reckless disregard in the performance of Voya’s duties under the Proposed Subadvisory Agreement. Additionally, the Proposed Subadvisory Agreement does not impose any personal liability upon any of the Trustees, Shareholders, nominees, agents or employees of the applicable Fund. However, Voya will be responsible for, and will indemnify and hold the Fund and Virtus and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or Virtus within the meaning of Section 15 of the Securities Act of 1933, as amended, harmless against, any and all losses arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund), as the same may be amended from time to time, caused by the negligent action or negligent omission of Voya or its agent.
Trustees’ Considerations Related to the Proposed Subadvisory Agreements
The Board of each Fund is responsible for the consideration and approval of advisory and subadvisory agreements for the Fund. At a meeting held on July 18, 2022, the Board, including a majority of the Trustees who are not interested persons of each Fund as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), unanimously authorized the appointment of Voya as a subadviser to each Fund, approved the Interim Subadvisory Agreement and approved the Proposed Subadvisory Agreement.1
Background.   In evaluating the Proposed Subadvisory Agreement for each Fund, the Board considered the context of Voya’s strategic partnership with AllianzGI US whereby AllianzGI US would, pursuant to the Liftout, transfer selected investment teams comprising most of its U.S. business to Voya in return for a 24% equity stake in the asset manager. The Board considered that

1
The Board of each Fund, including a majority of the Independent Trustees, determined to rely on the relief granted by an order issued by the SEC that permits fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds. The Board determined that reliance on the order was necessary and appropriate due to circumstances related to current or potential effects of COVID-19, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that they intended to ratify any actions taken at this meeting pursuant to the SEC relief at their next in-person meeting.

the Liftout was negotiated as a result of AllianzGI US’s settlements with the Department of Justice and the SEC described above, pursuant to which AllianzGI US is disqualified from subadvising U.S. registered funds, including the Funds.
The SEC order received by AllianzGI US requires the Funds to transition to a new subadviser within four months, and shareholder approval of of new subadvisory agreements is required for the Funds. However, because the Liftout was scheduled to close on July 25, 2022, the Board approved the Interim Subadvisory Agreements under Rule 15a-4 under the 1940 Act for the Funds, so that the Funds would continue to be managed by the investment personnel formerly doing so at AllianzGI US once they moved to Voya even pending the proxy solicitation and shareholder approval. Rule 15a-4 provides a temporary exemption from the requirements of Section 15(a) of the 1940 Act pursuant to which an adviser can serve as an investment adviser to a fund pursuant to an interim contract that has not been approved by shareholders, provided that the new agreement is approved within 150 days and the other conditions of the rule are satisfied.
The Board’s Process.   In considering the proposals, the Board of each Fund requested and evaluated information provided by Virtus and Voya which, in their view, constituted information necessary for the Board to form a judgment as to whether approval of the Proposed Subadvisory Agreement would be in the best interests of the Fund and its shareholders. The Board’s process for reviewing the Proposed Subadvisory Agreement consisted of multiple meetings and discussions that included meetings of the Independent Trustees and their independent legal counsel, and meetings of the full Board, all leading up to the Board’s consideration of the Proposed Subadvisory Agreement for each Fund. Representatives from Virtus and Voya participated in portions of those meetings and discussions to review the impact of the Liftout and the proposed change in subadviser on each of the Funds, among other topics. The Board also organized separate diligence meetings with personnel from Virtus and Voya, led and attended by the Chairs of the Performance Committee, Compliance and Risk Oversight Committee, Contracts Committee, and Governance and Nominating Committee, relating to each Committee’s responsibilities for the areas relevant for the Boards’ consideration of the Proposed Subadvisory Agreements.
The Independent Trustees of each Fund were separately advised by independent legal counsel throughout the process and discussed the proposed approval of the Proposed Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives Virtus or Voya were present. The Board considered all the criteria separately with respect to each Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors.

Basis for the Board’s Recommendation.   In making its determination with respect to each Proposed Subadvisory Agreement, the Board considered various factors, including:
•
Nature, extent, and quality of the services to be provided by Voya.   The Trustees received in advance of the Meeting information provided by Voya, including Voya’s Form ADV, as well as a presentation provided by senior executives of Voya. The Board noted that Voya would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted Voya’s representations that it would ensure management of the Fund is carried out in accordance with the investment objective, policies and restrictions set forth in the Fund’s most recent prospectus and statement of additional information. In considering the approval of each Proposed Subadvisory Agreement, the Board also considered Voya’s investment management process, including (a) the experience and capability of Voya’s management and other personnel committed by Voya to the Fund, who were the same as those assigned to the Fund by AllianzGI US, and those responsible for overseeing the portfolio management teams; (b) the financial condition of Voya; (c) the quality of Voya’s regulatory and legal compliance policies, procedures and systems; and (d) Voya’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board noted Voya and AllianzGI US had indicated that there would be no changes to the personnel providing portfolio management services to the Fund as a result of the Liftout. The Board also took into account Voya’s risk assessment and monitoring process, including its risk management program with respect to enterprise, operational and other risks. The Board noted Voya’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also considered Voya’s representations regarding the soundness of its financial condition and its relationship to a large financial services enterprise. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by Voya were satisfactory and that there was a reasonable basis on which to conclude that Voya would provide a high quality of investment services to the Fund.

•
Investment Performance.   The Board noted that the portfolio management teams of each Fund would be moving from the prior subadviser, AllianzGI US, to Voya. In this connection, the Board considered each Fund’s historical performance and the portfolio management teams’ ability to manage the Funds. The Board noted that the portfolio managers would have the benefit of both Virtus’ and Voya’s investment and performance oversight and that the Board had reviewed the Fund’s performance each quarter against relevant peer groups and benchmarks. The Board also noted Virtus’ representations that the Funds had performed in the short and long term in line with Virtus’ expectations.
•
Subadvisory Fee.   The Board took into account that each Fund’s subadvisory fee is paid by Virtus out of its management fees rather than paid separately by the Fund, so that the Fund’s shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fee schedule was the same as the prior subadvisory fee schedule. In this regard, the Board considered Virtus’ representation that because there was no change to the fee split between Virtus and Voya being proposed, Virtus expected little or no impact on its projected profitability for each Fund. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by Voya and all factors considered.

•
Profitability and Economies of Scale.   As noted above, the Board noted that the fees under the Proposed Subadvisory Agreements would be paid by Virtus out of the fees that Virtus receives under the Investment Advisory Agreement, so that Fund shareholders would not be directly impacted by those fees. For this reason, the Board concluded that the projected profitability to the Subadviser and its affiliates from their relationships with the Fund was not a material factor in approval of the Proposed Subadvisory Agreements. For similar reasons, and since the Fund is a closed-end fund, the Board concluded that the potential for economies of scale in Voya’s management of the Fund was not a material factor in the approval of the Proposed Subadvisory Agreements.

•
“Fall-out” Benefits.   The Board considered other benefits that may be realized by Voya and its affiliates from their relationships with the Fund. The Board noted management’s discussion of the fact that there are no direct benefits to Voya in providing subadvisory services to the Fund, other than the fee to be earned under the Proposed Subadvisory Agreements, although there may be certain indirect, “fall-out” benefits gained, including to the extent that serving the Fund could provide the opportunity to provide subadvisory services to additional series managed by Virtus or certain reputational benefits.

Recommendations and Other Factors Considered.   In approving and recommending shareholder approval of the Proposed Subadvisory Agreement for each Fund, the Board concluded, as considered in the context of the SEC order requiring that AllianzGI US exit the U.S. fund business, that the terms of each Proposed Subadvisory Agreement are fair and reasonable and that approval of the Proposed Subadvisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination in the exercise of their business judgment, the Independent Trustees considered the following factors, among others, in addition to those noted above:

(1)
the terms of the Proposed Subadvisory Agreement for each Fund are substantially the same in all material respects to those of the current subadvisory agreements with AllianzGI US;

(2)
that Virtus will continue to serve as each Fund’s investment adviser under the Investment Advisory Agreement and will continue and maintain its investment and performance oversight process under its multi-manager model under which it contracts with and oversees affiliated and unaffiliated subadvisers;

(3)
Virtus’ representations regarding its ability to adequately and effectively oversee and perform ongoing due diligence of Voya;

(4)
Virtus’ anticipated oversight of Voya’s compliance program and its initial conclusion that Voya’s compliance program is reasonably designed to prevent violations of federal securities laws under Rule 38a-1 of the 1940 Act;

(5)
the adequacy of Voya’s resources to service the Funds, as compared with the resources of AllianzGI US, including Voya’s resources with respect to its investment and risk oversight, legal, compliance, trading, valuation, and other functions, and its commitment to add additional resources to support those areas as necessary;

(6)
Voya’s plans to rely on certain functions at AllianzGI US for a limited time period, as discussed with the Board, to allow for a timely and smooth transition to Voya, Voya’s plans to oversee and test those functions, and that Voya’s Operations, Compliance and Risk teams will be ultimately responsible for all functions through the full integration of those functions;

(7)
Voya’s representations regarding its significant oversight over AllianzGI US’s compliance and risk programs during the transition period, by layering Voya’s compliance and risk functions and oversight over those functions performed by AllianzGI US;

(8)
Retention agreements put in place by Voya for the Funds’ current portfolio managers and related compensation arrangements;

(9)
the experience of Voya in managing closed-end funds, including its experience with addressing discounts, managing leverage (including preferred shares), and the related compliance issues and testing involved;

(10)
that there would be no proposed changes to each Fund’s principal investment objectives and strategies as a direct result of the change in subadviser;

(11)
that Voya does not manage any funds or accounts using a comparable investment strategy to those of the Funds;

(12)
the continued reasonableness of the proposed “fee split” in the advisory and subadvisory fees, including whether the split in the fee appropriately reflects the services provided by Virtus on the one hand, and the services that would be provided by Voya, on the other, and whether the fee split could provide an incentive for Virtus to propose replacing Voya with an affiliated manager;

(13)
the commitment of AllianzGI US to pay the expenses of each Fund associated with the change in subadviser resulting from the SEC order, including all legal expenses associated with the change and the Boards’ approval of the Proposed Subadvisory Agreements, as well as the expenses associated with the proxy solicitation, so that Shareholders of the Funds would not have to bear any such expenses;

(14)
the possible benefits that may be realized by Voya and AllianzGI US as a result of the Liftout, including AllianzGI US’s ownership interest in Voya and Voya’s receipt of AllianzGI US’s global distribution capabilities, as summarized in Voya’s recent 8-K filing describing the material terms of the agreement between the two parties;

(15)
any impact on Voya or its operations related to the COVID-19 pandemic and the resulting market volatility and the functioning of their business continuity during this time;

(16)
Voya’s program to promote diversity, equity and inclusion and how such program is evaluated;

(17)
the commitment from Voya and AllianzGI US that they will refrain from imposing or seeking to impose, for a period of two years after the Liftout, any “unfair burden” within the meaning of Section 15(f) of the 1940 Act on the Funds;

(18)
possible alternatives considered by Virtus to propose for approval by the Boards, including liquidation of the Funds or Virtus or its affiliate managing the Funds;

(19)
Virtus’ recommendation to the Board that the Proposed Subadvisory Agreement and continuation with the current portfolio management teams are in each Fund’s best interests, with such recommendation based on Virtus’ due diligence of Voya; and

(20)
Virtus’ recommendations regarding potential contingency plans in the event that Fund shareholders do not approve the Proposed Subadvisory Agreement or the Liftout does not take place within the required timeframe, including the option of having Virtus manage the Funds under the Investment Advisory Agreement, which would not require the approval of Fund shareholders, and Virtus’ capabilities to do so.
Conclusion.   Based on all of the foregoing considerations and other factors, the Board of each Fund, including a majority of the Independent Trustees, determined in their business judgment that approval of each Proposed Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board of each Fund, and majority of the Independent Trustees voting separately, unanimously approved the Proposed Subadvisory Agreement and determined to recommend that the Proposed Subadvisory Agreement be submitted for approval by Fund shareholders.
Information about Voya
Voya Investment Management Co. LLC (“Voya”), a Delaware limited liability company, began business as an SEC registered investment adviser on November 6, 1972, under the name Aetna Capital Management, Inc. Voya is a wholly-owned subsidiary of Voya Investment Management LLC, which is in turn a wholly-owned subsidiary of a holding company which is ultimately owned by Voya Financial, Inc. (76%) and Allianz SE (24%). Voya has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya’s principal office is located at 230 Park Avenue, New York, New York, 10169. On July 25, 2022 Voya Financial, Inc., announced that it completed its previously announced transfer of certain assets and teams comprising the substantial majority of AllianzGI US’s business to Voya Investment Management LLC. On a pro forma basis and based on AUM as of June 30, 2022, across its registered investment advisers Voya Investment Management LLC manages approximately $322 billion in assets across various platforms.
The principal executive officers and directors of Voya are:
Name(1)	Position with Voya
Christine Lynn Hurtsellers	Chief Executive Officer
Amir Sahibzada	Chief Risk Officer
Michael Allyn Bell	Chief Financial Officer
James Michael Fink	Chief Administrative Officer
Dina Santoro	Chief Operating Officer
Huey Paul Falgout	Head of IM Legal
Micheline Suzanne Faver	Chief Compliance Officer
Michael Bruce Pytosh	Co-Chief Investment Officer of Equities

Name(1)	Position with Voya
Paul Lawrence Zemsky	Chief Investment Officer of Multi-Asset Strategies and Solutions
Matthew Nmn Toms	Chief Investment Officer of Fixed Income and Proprietary Investments
Jacob John Tuzza	Head of Distribution
Vincent Joseph Costa	Co-Chief Investment Officer of Equities

(1)
The business address of the persons listed above is c/o Voya Investment Management Co. LLC, 230 Park Avenue, New York, NY 10169

Certain Trustees and Officers of the Funds.   There are no directors or members of Voya who are Trustees or officers of the Funds.
Other Considerations under the 1940 Act
Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with the assignment of an investment advisory contract (including a subadvisory agreement). Although the Liftout and Proposed Subadvisory Agreements do not include an “assignment” per se, the Boards of the Funds (and Virtus, AllianzGI US and Voya) have considered the proposed arrangements in the context of Section 15(f) and the Board anticipates, based on representations from Virtus and Voya, that the conditions of the safe harbor can be satisfied.
The first condition requires that no “unfair burden” be imposed on the Funds as a result of the applicable transaction, or as a result of any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after effectiveness of the Proposed Subadvisory Agreements whereby the subadviser (or predecessor or successor subadviser), or any interested person of any such subadviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter).
The second condition requires that, during the three-year period immediately following completion of the Liftout, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of AllianzGI US, Voya or Virtus.

Required Vote
Approval of the Proposed Subadvisory Agreement for each Fund requires the “affirmative vote of a majority of the outstanding shares” of such Fund within the meaning of the 1940 Act, which means the affirmative vote, at a duly called and held meeting of Shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less. With respect to each of NCV and NCZ, and in light of their strategic alignment and identical portfolio management team, approval by such Fund of the proposed subadvisory agreement is contingent on the approval of the new subadvisory agreement by the other Fund, in the sense that if the new subadvisory agreement of NCV is approved but the new subadvisory agreement of NCZ is not, or vice versa, the Board reserves the right to decline to proceed with either such agreement. Abstentions will have the effect of a vote against the Proposal. Shareholders will have the opportunity to vote both in advance of and during the Meeting.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE PROPOSAL.
VOTING REQUIREMENTS AND OTHER INFORMATION
Quorum and Voting Requirements
The required vote of Shareholders to approve the Proposal for a Fund is described above under “Required Vote.” For purposes of the Meeting, a quorum for each of NCV, NCZ, NIE and NFJ at the Special Meeting will consist of the presence telephonically or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Special Meeting. A quorum for ACV, CBH or AIO at its Meeting will consist of the presence telephonically or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Shares present in person (telephonically) or represented by proxy at the Meeting and abstentions will be included in determining the existence of a quorum at the Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or telephonically at the Meeting will be counted by persons appointed by the Funds as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.
Adjournment
If the quorum required for a Proposal has not been met, the persons named in the proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.
The costs of any additional solicitation and of any adjourned session will be borne by AllianzGI US. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended by the Fund’s Board for approval by shareholders, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

ADDITIONAL INFORMATION ABOUT THE MEETING AND THE FUNDS
Further Information About Voting and the Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Virtus, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (telephonically) the Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Meeting telephonically, vote your shares and submit your questions by emailing meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on September 20, 2022, and providing your full name and address. You will then receive an email from Di Costa Partners LLC containing the conference call dial-in information and instructions for participating in the Meeting.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting telephonically. To register to attend the Meeting telephonically you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to meetinginfo@dicostapartners.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 2:00 p.m. Eastern Time on September 20, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to meetinginfo@dicostapartners.com.
The telephonic meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement. As part of our effort to maintain a safe and healthy environment at the Meeting, each Fund and the Board are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Board reserves the right to reconsider the date, time and/or means of convening your Fund’s meeting. If the Board chooses to change the date, time and/or means of convening your Fund’s meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.
All shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Meeting or by attending (telephonically) and voting at the Meeting. Merely attending the Meeting (telephonically), however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on August 1, 2022, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.
Expenses and Proxy Solicitation
AllianzGI US will bear the expense of the Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Meeting and this Proxy Statement. AllianzGI US, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Virtus, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. AllianzGI US will bear 100% of solicitation costs, if any.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. If you need additional copies of this proxy statement and you are a holder of record of your shares, please email Di Costa Partners at meetinginfo@dicostapartners.com, call (833) 288-9331 or write to the Funds’ Secretary, in care of the Fund(s) at, at 101 Munson Street, Greenfield, MA 01301-9668. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of notices of proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact your financial service firm. The Proxy Statement is also available at www.eproxyaccess.com/VirtusCEFs2022.
Current Adviser and Subadvisers
Virtus Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated, pursuant to the Interim Subadvisory Agreement, the day-to-day portfolio management of all the Funds except NFJ to Voya; and the day-to-day portfolio management of NFJ to two subadvisers: Voya (pursuant to the Interim Subadvisory Agreement) and NFJ Group. NFJ Group is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus. NFJ Group is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201. Voya, a wholly-owned subsidiary of a holding company which is ultimately owned by Allianz SE and Voya Financial, Inc., is located at 230 Park Avenue, New York, New York, 10169.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (the “Independent Registered Public Accounting Firm”), serves as the independent registered public accounting firm for each Fund. The Independent Registered Public Accounting Firm is located at 2001 Market Street, Philadelphia, PA 19103-7042 for each Fund.

Beneficial Ownership of Securities
As of the Record Date, the Funds’ Trustees and executive officers, as a group, owned less than 1% of each Fund’s outstanding Shares. As of August 1, 2022, the current Trustees owned Shares of each Fund in the following amounts:
Name of Trustee	Dollar Range of Equity Securities in AIO	Dollar Range of Equity Securities in NCV	Dollar Range of Equity Securities in NCZ	Dollar Range of Equity Securities in CBH
Independent Trustees
Sarah E. Cogan	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Deborah A. DeCotis	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	None
F. Ford Drummond	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000
James S. Macleod	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	None
Philip R. McLoughlin	$1 – $10,000	$1 – $10,000	None	None
William B. Ogden, IV	None	None	None	None
Alan Rappaport	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
R. Keith Walton	None	None	None	None
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	None
Interested Trustee
George R. Aylward	$50,001 – $100,000	$10,001 – $50,000	$10,001 – $50,000	None
Name of Trustee	Dollar Range of Equity Securities in ACV	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in NFJ	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Sarah E. Cogan	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Deborah A. DeCotis	$1 – $10,000	$1 – $10,000	$1 – $10,000	Over $100,000
F. Ford Drummond	$50,001 – $100,000	$1 – $10,000	$1 – $10,000	Over $100,000
James S. Macleod	None	$10,001 – $50,000	$50,001 – $100,000	Over $100,000
Philip R. McLoughlin	None	$1 – $10,000	None	Over $100,000
William B. Ogden, IV	None	None	None	None
Alan Rappaport	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
R. Keith Walton	$1 – $10,000	None	None	Over $100,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Interested Trustee
George R. Aylward	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Principal Shareholders
As of August 1, 2022, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of ACV	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	642,423	6.20%
Preferred Shares of ACV	Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	1,200,000	100%
Common Shares of CBH	Morgan Stanley 1585 Broadway New York, NY 10036	1,034,495	5.66%
Common Shares of CBH	Punch & Associates Investment Management Inc. 7701 France Ave South, Suite 300 Edina MN 55435	939,219	5.14%
Common Shares of NCV	Bank of America Corp 100 N Tryon St Charlott NC 28255	4,719,727	5.22%
Cumulative Preferred Shares of NCV	RiverNorth Capital Management LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	331,750	8.29%
Cumulative Preferred Shares of NCV	Louisiana Workers Compensation Corp 2237 South Acadian Thruway Baton Rouge LA 70808	324,146	8.10%
Cumulative Preferred Shares of NCV	Fidelity National Financial, Inc., 601 Riverside Ave, Jacksonville, FL 32204	231,936	5.80%
Cumulative Preferred Shares of NCV	Americo Financial Life & Annuity Ins PO Box 410288 Kansas City MO 64141-0288	215,000	5.38%
Cumulative Preferred Shares of NCZ	Fidelity National Financial, Inc., 601 Riverside Ave, Jacksonville, FL 32204	475,000	10.89%
Common Shares of NFJ	Parametric Portfolio Associates LLC 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	7,748,300	8.17%

Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of NIE	Wells Fargo & Company 420 Montgomery Street San Francisco CA 94163	1,523,299	5.50%
Preferred Shares of NCV	UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	8,058	17.18%(1)

(1)
As of the Record Date, UBS Group AG’s Preferred Shares represented 90.23% of NCV’s Auction Rate Preferred Shares outstanding and 17.02% of NCV’s Cumulative Preferred Shares outstanding. For NCZ, as of the Record Date, UBS Group AG’s Preferred Shares represented 86.73% of NCZ’s Auction Rate Preferred Shares outstanding and 1.08% of Cumulative Preferred Shares. For matters where Preferred Shareholders vote separately from Common Shareholders, holders of Preferred Shares receive one vote for each $25 in liquidation preference. For the Proposal set forth herein, however, the Common Shareholders and Preferred Shareholders vote together as a single class and receive one vote per share.

Important Notice Regarding Internet Availability of Proxy Materials for Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Meeting (the “Proxy Materials”) are available to you on the Internet at www.eproxyaccess.com/VirtusCEFs2022. These Proxy Materials will be available on the internet through the day of the Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or any Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals for Each Fund’s Next Annual Meetings
It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2023. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals

(including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2023-2024 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s Shareholder meeting; provided that, if, in accordance with applicable law, the upcoming Shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior Shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming Shareholder meeting date or (ii) the 10th business day following the date such upcoming Shareholder meeting date is first publicly announced or disclosed.
Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 12 anniversary of this year’s annual meeting, such proposals must be received no earlier than April 9, 2023 and no later than April 24, 2023. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the annual meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the annual meeting.

Other Matters
The management of the Funds knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund
Virtus AllianzGI Convertible & Income Fund
Virtus AllianzGI Convertible & Income Fund II
Virtus AllianzGI Convertible & Income 2024 Target Term Fund
Virtus AllianzGI Diversified Income & Convertible Fund
Virtus AllianzGI Equity & Convertible Income Fund
Virtus Dividend, Interest & Premium Strategy Fund.
August 4, 2022

APPENDIX A
[Form of Subadvisory Agreement to be broken out separately by Funds into substantially identical agreements1]
FORM OF SUBADVISORY AGREEMENT
VIRTUS        FUND
SUBADVISORY AGREEMENT
[           ], 2022
Voya Investment Management Co., LLC
[Address]
[Address]
RE:   Subadvisory Agreement
Ladies and Gentlemen:
Virtus          Fund (the “Fund”) is a closed-end investment company of the type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends advisers for the Fund and is responsible for the day-to-day management of the Fund.
1.
Appointment as a Subadviser.   The Adviser, being duly authorized, hereby appoints Voya Investment Management Co., LLC (the “Subadviser”) as a discretionary adviser to invest and reinvest the assets of the Fund on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.
Acceptance of Appointment; Standard of Performance.   The Subadviser accepts its appointment as a discretionary adviser of the Fund and agrees, subject to the oversight of the Board of Trustees of the Fund (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an

1
Form of Subadvisory Agreement for Virtus Dividend, Interest & Premium Strategy Fund clarifying that a portion of assets are to be managed by Voya independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser or the Fund in any way.
3.
Services of Subadviser.   In providing management services to the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund and as set forth in the Fund’s most recent prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s registration statement (the “Registration Statement”), as such investment objectives, policies and restrictions have been or may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.
Transaction Procedures.   All transactions for the Fund shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.
B.
The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Fund with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Fund and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Fund with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Fund; (ii) the Adviser; (iii) the Subadviser or any other subadviser to the Fund; (iv) a principal underwriter of the Fund’s shares; or (v) any other affiliated person of the Fund, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the

Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly- issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Fund and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Fund and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.
Proxies and Other Shareholder Actions.

A.
Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Fund. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Fund’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of

Form N-2 for inclusion in the Registration Statement of the Fund. During any annual period in which the Subadviser has voted proxies for the Fund, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.
B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held by the Fund in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Fund to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Fund. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time by the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Fund.

7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Fund, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Fund. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Fund, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Fund or (ii) the Fund, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.
8.
Information and Reports.

A.
The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Fund during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be reasonably required by the Adviser.

B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.
C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Fund required for any shareholder report, or any other disclosure document to be filed by the Fund with the SEC.

D.
The Subadviser shall promptly notify the Adviser and the Fund in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Fund.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Fund and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Fund), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Fund unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Fund shall inure to the benefit of the Fund. For the avoidance of doubt, it is acknowledged and agreed that the Fund is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Fund, or the Adviser against the Subadviser for recovery pursuant to this section.
11.
Confidentiality.   Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Fund pursuant to this Agreement, and (ii) include performance statistics regarding the Fund in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Fund.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.
B.
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.
It will maintain, keep current and preserve on behalf of the Fund, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Fund has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Fund. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Fund as the Fund or its Chief Compliance Officer on behalf of the Fund or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.
E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Fund.

F.
The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Fund.
G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Fund or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Fund and the Adviser if the representation in this Section 13.G is no longer accurate.

H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Fund or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   A copy of the Fund’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of the Fund pursuant to this instrument (if any) are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, and E, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Fund) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Fund or its affiliates.

16.
Effective Date; Term.   This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, for an initial period through December 31, 2023. This Agreement shall continue thereafter from year to year only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Fund or by vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the trustees who are not interested persons of the Fund (as defined in the Act) or of any person party to this Agreement, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of such approval.

17.
Termination.

A.
This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct.

B.
This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.
18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts applicable to contracts entered into and fully performed within the Commonwealth of Massachusetts.

19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Fund at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103 Attn: Legal Counsel
(b)
To the Subadviser at:

Voya Investment Management Co., LLC
[                 ]
[                 ]
Attn: [                 ]
21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Fund, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement (if any), the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Fund for the Fund’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Fund, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Fund in order to support the Fund’s filings on Form N-CSR and other applicable forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Fund (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Fund. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.
22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Fund, or the omission of such information, by the Adviser for use therein.
B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Documents.   The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Fund ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS FUND
By:

Name: Title:
VIRTUS INVESTMENT ADVISERS, INC.
By:

Name: Title:
ACCEPTED:
VOYA INVESTMENT MANAGEMENT CO., LLC
By:

Name: Title:
SCHEDULES:	A. Operational Procedures
B. Record Keeping Requirements
C. Fee Schedule
D. Subadviser Functions
E. Form of Sub-Certification

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Fund’s service providers, including: the custodian of the Fund’s assets, as identified to the Subadviser by the Fund from time to time (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), the accounting agent of the Fund, as identified to the Subadviser by the Fund from time to time (the “Accounting Agent”), any prime broker used by the Subadviser with respect to the Fund’s assets (the “Prime Broker”) and all other Counterparties/Brokers as required.
The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Fund.
The Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same- day settlement and future trades must be sent to the Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Fund’s NAV calculation. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Fund. The data to be sent to the Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Fund except as specifically approved by the Fund and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Fund.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Fund by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Fund,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.
Records as necessary under Board-approved policies and procedures of the Fund, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C
SUBADVISORY FEE
For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee, calculated as follows:
1.
The total expenses of the Fund will be calculated in accordance with the terms of its most recent prospectus, including application of the gross advisory fee.

2.
Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.
The net advisory fee will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.
In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.

5.
If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Fund’s assets, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Fund assets in accordance with the then prevailing Prospectus and Statement of Additional Information or other applicable disclosure documents or policies of the Fund and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Funds limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Fund’s investment program, including, without limitation, analysis of Fund’s performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re: Subadviser’s Form N-CSR Certification for the [Name of Fund].
From: [Name of Subadviser]
Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR.
[Name of Fund].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR for the Fund.
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Report. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Designed and implemented controls which ensure that all transactions provided to the fund’s custodians/prime broker and accounting agent (“vendors”) have been delivered in a secure manner by authorized persons, and that access to the fund’s records maintained by the fund’s vendors is restricted to authorized persons of our firm or, if applicable, any third party administrator utilized by our firm. Such controls include review of the authorized persons at least annually and prompt communication of any changes to authorized persons to the fund’s vendors.

c.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

d.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Fund.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report, including the Fund Summary and Asset Allocations (as applicable), does not, with respect to the Fund, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Fund’s Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Fund’s ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Fund and the Policies and Procedures of the Fund as adopted by the Fund’s Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Iran or Sudan.

f.
The subadviser has disclosed to the Adviser or the Fund any holdings required to be disclosed under the Iran Threat Reduction and Syria Human Rights Act of 2012, the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, the Iran Sanctions Act of 1996, as Amended and Executive Orders 13224, and 13382.

This certification relates solely to the Fund named above and may not be relied upon by any other fund or entity. The Subadviser does not maintain the official books and records of the Fund named above. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Fund’s official accounting system. The Subadviser is not responsible for the preparation of the Report.
[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

100139 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/VirtusCEFs 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 855-461-6860 3. Follow the simple instructions. [FUND NAME PRINTS HERE] JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON SEPTEMBER 27, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via audio teleconference on September 27, 2022 at 3:30p.m. (Eastern Time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund’s proxy solicitor, c/o Di Costa Partners, LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 prior to the date of the Meeting or by voting at the Meeting. A Majority of the Proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BY NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT MAY PROPOERLY COME BEFORE THE MEETING. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title. PO Box 211230, Eagan, MN 55121-9984

100139 Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on September 27, 2022. The Proxy Statement for this Meeting is available at www.eproxyaccess.com/VirtusCEFs2022 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS. TO VOTE – Mark one box in blue or black ink as shown in this example: FOR AGAINST ABSTAIN 1. Approval of the new Subadvisory Agreement by and among each Fund, Virtus Investment Advisers, Inc. and Voya Investment Management Co. LLC. 2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.